THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 25, 2005, is entered into by and among OHI ASSET, LLC, a Delaware limited liability company, OHI ASSET (ID), LLC, a Delaware limited liability company, OHI ASSET (LA), LLC, a Delaware limited liability company, OHI ASSET (TX), LLC, a Delaware limited liability company, OHI ASSET (CA), LLC, a Delaware limited liability company, DELTA INVESTORS I, LLC, a Maryland limited liability company, DELTA INVESTORS II, LLC, a Maryland limited liability company and TEXAS LESSOR - STONEGATE, LP, a Maryland limited partnership (each of the foregoing entities shall be hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”), the Lenders (as defined below) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

RECITALS

WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, are party to that certain Credit Agreement dated as of March 22, 2004 (the “Credit Agreement”) as amended by that certain First Amendment and Assignment Agreement dated as of June 18, 2004 (“Amendment No. 1”), as further amended by that certain Second Amendment and Waiver dated as of November 5, 2004 (“Amendment No. 2”, together with the Credit Agreement and Amendment No. 1 collectively, the “Existing Credit Agreement”); and

WHEREAS, the Borrowers have requested a reduction in pricing in the Existing Credit Agreement and the Lenders have agreed to amend the Existing Credit Agreement in accordance with such request and as provided herein;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 3 Effective Date” is defined in Part III.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART II
AMENDMENT TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

SUBPART 2.1 Amendment to Section 1.01.

The pricing grid in the definition of “Applicable Percentage” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and replaced in its entirety by the following pricing grid:

Applicable Percentage
Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans	Letter of Credit Fees	Unused Fee
					if usage > 50%	if usage < 50%
1	< 3.00 to 1.00	1.75%	0.25%	1.75%	0.25%	0.35%
2	> 3.00 to 1.00 but < 3.50 to 1.00	2.00%	0.50%	2.00%	0.25%	0.35%
3	> 3.50 to 1.00 but < 4.00 to 1.00	2.25%	0.75%	2.25%	0.25%	0.35%
4	> 4.00 to 1.00 but < 4.50 to 1.00	2.50%	1.00%	2.50%	0.25%	0.35%
5	> 4.50 to 1.0	2.75%	1.25%	2.75%	0.25%	0.35%

PART III
CONDITIONS TO EFFECTIVENESS

This Amendment shall be and become effective as of the date (the “Amendment No. 3 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied.

SUBPART 3.1 Amendment Effective Date. This Amendment shall be and become effective as of the date on which all of the conditions set forth in this Part III shall have been satisfied or waived by the Lenders and thereafter this Amendment shall be known, and may be referred to, as “Amendment No. 3.”

(a) Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of (i) the Borrowers, (ii) the Lenders and (iii) the Administrative Agent.

(b) Execution of Guarantor Consent. The Administrative Agent shall have received an acknowledgement and consent from each of the Guarantors.

(c) Fees. The Administrative Agent shall have received for the account of each Lender who executes and approves this Amendment a work fee of $3,500 for each such approving Lender. The work fee shall be due and payable to each approving Lender when all of the conditions set forth in this Part III shall have been satisfied.

(d) Other Items. The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent.

PART IV
MISCELLANEOUS

SUBPART 4.1 Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 4.2 Representations and Warranties. Each Borrower hereby represents and warrants that it: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Section 6 of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

SUBPART 4.3 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SUBPART 4.4 Binding Effect. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 4.5 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 4.6 Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:         OHI ASSET, LLC
OHI ASSET (ID), LLC
OHI ASSET (LA), LLC
OHI ASSET (TX), LLC
OHI ASSET (CA), LLC
DELTA INVESTORS I, LLC
DELTA INVESTORS II, LLC

By: Omega Healthcare Investors, Inc.,
the Sole Member of each such company

By:/S/ Daniel J. Booth
Name: Daniel J. Booth
Title:   Chief Operating Officer

TEXAS LESSOR - STONEGATE, LP
By: TEXAS LESSOR - STONEGATE GP,&NBSP;Inc., its General Partner
By:/S/ Daniel J. Booth
Name: Daniel J. Booth
Title: Chief Operating Officer

ADMINISTRATIVE AGENT:          BANK OF AMERICA, N.A.,
as Administrative Agent

By: /S/ Amie L. Edwards
Name: Amie L. Edwards
Title: Vice President

LENDERS: BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender

By: /S/ Amie L. Edwards
Name: Amie L. Edwards
Title: Vice President

UBS LOAN FINANCE LLC,
as a Lender

By: /S/ Wilfred V. Saint
Name: Wilfred V. Saint
Title: Director

By: /S/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: /S/ Diane F. Rolfe
Name: Diane F. Rolfe
Title: Vice President

By: /S/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By: /S/ Kathryn C. Parks
Name: Kathryn C. Parks
Title: Authorized Representative

MERRILL LYNCH CAPITAL,
A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.,
as a Lender

By: /S/ Brett Robinson
Name: Brett Robinson
Title: Vice President

JPMorgan Chase Bank, N.A.,
as a Lender

By: /S/ Elizabeth D. Lilley
Name: Elizabeth D. Lilley
Title: First Vice President

LASALLE BANK, N.A.
as a Lender

By: /S/ Geraldine Rudig
Name: Geraldine Rudig
Title: first Vice President

NATIONAL CITY BANK
f.k.a. THE PROVIDENT BANK,
as a Lender

By: /S/ Steven J. Bloomer
Name: Steven J. Bloomer
Title: Vice President

CONSENT OF GUARANTORS

Each of the undersigned Guarantors, as a guarantor under the Guaranty, dated as of March 22, 2004, as amended (the “Guaranty”), hereby acknowledges and consents to the terms of the Third Amendment to Credit Agreement (the “Amendment”) to which this Consent of Guarantors is attached, and agrees that the Amendment does not operate to reduce or discharge such Guarantor’s obligations under the Guaranty or the other Credit Documents. Each Guarantor further confirms that the Guaranty remains in full force and effect after giving effect thereto and represents and warrants that there is no defense, counterclaim or offset of any type or nature under the Guaranty.

Dated as of April __, 2005

PARENT:	OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation
By: /S/ Daniel J. Booth
Name: Daniel J. Booth
Title: Chief Operating Officer
SUBSIDIARY GUARANTORS:	ARIZONA LESSOR - INFINIA,&NBSP;INC.
BAYSIDE ALABAMA HEALTHCARE SECOND,&NBSP;INC.
BAYSIDE ARIZONA HEALTHCARE ASSOCIATES,&NBSP;INC.
BAYSIDE ARIZONA HEALTHCARE SECOND,&NBSP;INC.
BAYSIDE COLORADO HEALTHCARE ASSOCIATES,&NBSP;INC.
BAYSIDE COLORADO HEALTHCARE SECOND,&NBSP;INC.
BAYSIDE INDIANA HEALTHCARE ASSOCIATES,&NBSP;INC.
BAYSIDE STREET II,&NBSP;INC.
BAYSIDE STREET,&NBSP;INC.
CARE HOLDINGS,&NBSP;INC.
CENTER HEALTHCARE ASSOCIATES,&NBSP;INC.
CHERRY STREET - SKILLED NURSING,&NBSP;INC.
COLORADO LESSOR - CONIFER,&NBSP;INC.
DALLAS - SKILLED NURSING,&NBSP;INC.
FLORIDA LESSOR - CRYSTAL SPRINGS,&NBSP;INC.
FLORIDA LESSOR - EMERALD,&NBSP;INC.
FLORIDA LESSOR - FIVE FACILITIES,&NBSP;INC.
FLORIDA LESSOR - LAKELAND,&NBSP;INC.
FLORIDA LESSOR - MEADOWVIEW,&NBSP;INC.
FLORIDA LESSOR - WEST PALM BEACH AND SOUTHPOINT,&NBSP;INC.
GEORGIA LESSOR - BONTERRA/ PARKVIEW,&NBSP;INC.
HERITAGE TEXARKANA HEALTHCARE ASSOCIATES,&NBSP;INC.
INDIANA LESSOR - JEFFERSONVILLE,&NBSP;INC.
INDIANA LESSOR - WELLINGTON MANOR,&NBSP;INC.
JEFFERSON CLARK,&NBSP;INC.
LAKE PARK SKILLED NURSING,&NBSP;INC.
LONG TERM CARE - MICHIGAN,&NBSP;INC.
LONG TERM CARE - NORTH CAROLINA,&NBSP;INC.
LONG TERM CARE ASSOCIATES - ILLINOIS,&NBSP;INC.
LONG TERM CARE ASSOCIATES - INDIANA,&NBSP;INC.
LONG TERM CARE ASSOCIATES - TEXAS,&NBSP;INC.
OHI (CLEMMONS),&NBSP;INC.
OHI (CONNECTICUT),&NBSP;INC.
OHI (FLORIDA),&NBSP;INC.
OHI (GREENSBORO),&NBSP;INC.
OHI (ILLINOIS),&NBSP;INC.
OHI (INDIANA),&NBSP;INC.
OHI (IOWA),&NBSP;INC.
OHI (KANSAS),&NBSP;INC.
OHIO LESSOR - WATERFORD & CRESTWOOD,&NBSP;INC.
OHI OF KENTUCKY,&NBSP;INC.
OHI OF TEXAS,&NBSP;INC.
OHI SUNSHINE,&NBSP;INC.
OHIMA,&NBSP;INC.
OMEGA (KANSAS),&NBSP;INC.
OMEGA TRS I,&NBSP;INC.
OS LEASING COMPANY
PARKVIEW - SKILLED NURSING,&NBSP;INC.
PINE TEXARKANA HEALTHCARE ASSOCIATES,&NBSP;INC.
REUNION TEXARKANA HEALTHCARE ASSOCIATES,&NBSP;INC.
SAN AUGUSTINE HEALTHCARE ASSOCIATES,&NBSP;INC.
SKILLED NURSING - GASTON,&NBSP;INC.
SKILLED NURSING - HERRIN,&NBSP;INC.
SKILLED NURSING - HICKSVILLE,&NBSP;INC.
SKILLED NURSING - PARIS,&NBSP;INC.
SOUTH ATHENS HEALTHCARE ASSOCIATES,&NBSP;INC.
STERLING ACQUISITION CORP.
STERLING ACQUISITION CORP. II
TEXAS LESSOR - TREEMONT,&NBSP;INC.
WASHINGTON LESSOR - SILVERDALE,&NBSP;INC.
WAXAHACHIE HEALTHCARE ASSOCIATES,&NBSP;INC.
WEST ATHENS HEALTHCARE ASSOCIATES,&NBSP;INC.

By: /S/ Daniel J. Booth
Name: Daniel J. Booth
Title: Chief Operating Officer
OHI ASSET (FL), LLC
OHI ASSET (IN), LLC
OHI ASSET (MI/NC), LLC
OHI ASSET (MO), LLC
OHI ASSET (OH), LLC
OHI ASSET II (CA), LLC OHI ASSET (FL) TARPON SPRINGS, PINELLAS PARK & GAINESVILLE, LLC NRS VENTURES, LLC OHI ASSET (OH) NEW PHILADELPHIA, LLC OHI ASSET (OH) LENDER, LLC OHI ASSET (PA), LLC
By: Omega Healthcare Investors, Inc., as the Sole Member of each of the companies
By: /S/ Daniel J. Booth
Name: Daniel J. Booth
Title: Chief Operating Officer

OHI ASSET (PA) TRUST
By: OHI ASSET (PA), LLC, as the Sole Trustee of such Trust
By: Omega Healthcare Investors, Inc., as the Sole Member
By: /S/ Daniel J. Booth
Name: Daniel J. Booth
Title: Chief Operating Officer